EXHIBIT 10.1

             AMENDMENT NO. 5 TO THE COMPANY'S FINANCING AGREEMENT,
       DATED MARCH 25, 1998, WITH THE CIT GROUP/COMMERICAL SERVICES, INC.
                 AS AGENT FOR ITSELF AND CERTAIN OTHER LENDERS,
                             AS PREVIOUSLY AMENDED















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                                 FIFTH AMENDMENT

                           TO THE FINANCING AGREEMENT



            FIFTH AMENDMENT, dated as of March 25, 1998 (this "Amendment"), to the Financing Agreement, dated as of February 13, 1996, as amended by the First Amendment dated as of February 13, 1997, the Second Amendment dated as of June 1, 1997, the Third Amendment dated as of October 1, 1997 and the Fourth Amendment dated as of November 28, 1997 (as so amended, the "Financing Agreement"), by and among Happy Kids, Ltd., a New York corporation ("Happy Kids"), O'Boy Inc., a New York corporation ("O'Boy"), Talk of the Town Apparel Corp., a New York corporation ("TOT Apparel"), O.P. Kids, L.L.C., a New Jersey limited liability company ("OP, LLC", and together with Happy Kids, O'Boy, and TOT Apparel, each a "Borrower" and collectively, the "Borrowers"), the guarantors listed on Schedule B to the Financing Agreement (each a "Guarantor" and collectively, the "Guarantors"), the lenders listed on Schedule A to the Financing Agreement (each a "Lender" and collectively the "Lenders") and The CIT Group/Commercial Services, Inc., as agent for the Lenders (in such capacity, the "Agent").

            WHEREAS, (i) Happy Kids has changed its name to Happy Kids Children's Apparel Ltd. ("HK Children's") and (ii) O'Boy has changed its name to Happy Kids Inc. ("Happy Kids Inc." or the "Parent") and converted from a Subchapter S corporation to a Subchapter C corporation under the Internal Revenue Code (collectively, the "Name Changes").

            WHEREAS, pursuant to the terms of an Agreement and Plan of Merger substantially in the form attached hereto as Annex VI (the "OP Merger Agreement"), to be executed between OP, LLC and O.P. Kids Acquisition, Inc., a New Jersey corporation ("OP Inc."), (i) OP, LLC intends to merge with and into OP Inc. with OP Inc., as the surviving corporation in such merger, assuming all of the obligations of OP, LLC including, without limitation, all such obligations under the Financing Agreement and the other Loan Documents (the "OP Merger") and (ii) immediately following the OP Merger, the name of OP Inc. shall be changed to O.P. Kids, Inc. (collectively, the "OP Merger Transactions").

            WHEREAS, pursuant to the terms of an Agreement and Plan of Merger substantially in the form attached hereto as Annex VII (the "H.O.T. Kidz Merger Agreement"), to be executed between H.O.T. Kidz, L.L.C., a New York limited liability company and a Guarantor under the Financing Agreement ("H.O.T. Kidz ") and H.O.T. Kidz, Inc., a New York corporation ("H.O.T. Kidz, Inc."), H.O.T. Kidz intends to merge with and into H.O.T. Kidz, Inc. with H.O.T. Kidz, Inc., as the surviving corporation in such merger, assuming all of the obligations of H.O.T. Kidz including, without limitation, all such obligations under the Financing Agreement and the other Loan Documents (the "H.O.T. Kidz Merger").

            WHEREAS, pursuant to the terms of the Securities Purchase Agreement dated as of January 1, 1998 (the "Reorganization Agreement"), among Happy Kids Inc., Jack M. Benun


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and Mark J. Benun,  a copy of which is attached as Annex VIII hereto,  after the date hereof (i) in exchange for an aggregate of 2,131,250 shares of common stock of Parent, Jack M. Benun shall transfer to Parent all of the Capital Stock of the Borrowers (other than the Happy Kids Inc.) and the Corporate Guarantors currently owned by him, (ii) in exchange for an aggregate of 2,131,250 shares of common stock of Parent, Mark J. Benun shall transfer to Parent all of the Capital Stock of the Borrowers (other than Happy Kids Inc.) and the Corporate Guarantors currently owned by him, and (iii) Happy Kids Inc. shall own all of the outstanding Capital Stock of HK Children's, TOT Apparel, O.P. Kids, Inc., H.O.T. Kidz, Inc., Hawk and J&B (the "Corporate Reorganization").

            WHEREAS, in connection with the Corporate Reorganization, Happy Kids Inc. intends to (i) declare a distribution of all the remaining undistributed S Corporation earnings of the Borrowers and the Guarantors (the "S Corp Distribution") and (ii) consolidate the indebtedness evidenced by the existing Subordinated Note in the principal amount of approximately $1,400,000 with the S Corp Distribution and issue four year 5.7% promissory notes in the aggregate principal amount of approximately $7,000,000 in favor of Jack M. Benun, Mark J. Benun and Isaac Levy, substantially in the form attached hereto as Annex IX (the "S Corp Distribution Notes").

            WHEREAS, after name changes, the OP Merger Transactions, the H.O.T. Kids Merger, the Corporate Reorganization, and the S Corp Distribution, Happy Kids Inc. intends to consummate an initial public offering of its common stock (the "IPO"), the proceeds of which (after, deducting underwriting discounts and commissions and reasonable and customary offering expenses) shall be used to (i) prepay the Loans under the Financing Agreement in the principal amount of not less than $15,800,000, and (ii) prepay the S Corp Distribution Notes in an aggregate principal amount of $2,000,000 (the "S Corp Notes Prepayment").

            WHEREAS, in connection with the Name Changes, the OP Merger Transactions, the H.O.T. Kidz Merger, the Corporate Reorganization, the S Corp Distribution, the S Corp Distribution Notes, the IPO and the S Corp Notes Prepayment (collectively, the "Transactions"), the Borrowers, the Guarantors, the Lenders and the Agent wish to amend the Financing Agreement to among other things (i) add O.P. Kids, Inc. as a Borrower to the Financing Agreement and the other Loan Documents and add H.O.T. Kidz, Inc. as a Guarantor to the Financing Agreement and the other Loan Documents, (ii) release the Individual Guarantors from their obligations as Guarantors under the Financing Agreement and to release certain collateral pledged by the Individual Guarantors, and (iii) to permit the Transactions.

            Accordingly, the Borrowers, the Guarantors, the Lenders and the Agent hereby agree as follows:

            1. Definitions. All terms which are defined in the Financing Agreement and not otherwise defined herein are used herein as defined therein.

            2. The first paragraph of the Financing Agreement is hereby amended in its entirety to read as follows:


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                  "FINANCING  AGREEMENT,  dated as of  February  13, 1996 by and among Happy Kids Children's Apparel Ltd., a New York corporation formerly known as Happy Kids, Ltd. ('Happy Kids'), Happy Kids Inc., a New York corporation formerly known as O'Boy Inc. (the 'Parent'), Talk of the Town Apparel Corp., a New York corporation ('TOT Apparel') and O.P. Kids, Inc., a New Jersey corporation and successor by merger to O.P. Kids, L.L.C. ('OP Inc.', and together with Happy Kids, the Parent and TOT Apparel, each a 'Borrower' and collectively the 'Borrowers'), the guarantors listed on Schedule B hereto (each a 'Guarantor' and collectively, the 'Guarantors'), the lenders listed on Schedule A hereto (each a 'Lender' and collectively, the 'Lenders') and The CIT Group/Commercial Services, Inc., as agent for the Lenders (in such capacity, the 'Agent')."

            3. Recitals. The first two sentences in the Recitals are hereby amended in their entirety to read as follows: "The Borrowers and the Guarantors have asked the Lenders to extend credit to the Borrowers, from the date hereof through the Final Maturity Date (as hereinafter defined), in the form of discretionary revolving credit loans to the Borrowers at any time and from time to time prior to the Final Maturity Date in an aggregate principal amount not in excess of (i) $49,000,000 on and prior to April 30, 1998, (ii) $42,000,000 during the period from May 1, 1998 through December 31, 1998, and (iii) $47,000,000 during the period from January 1, 1999 through the Final Maturity Date. This revolving credit facility may include a $35,000,000 letter of credit subfacility."

            4. Existing Definitions. (a) The definition of the term "Additional Financing" in Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (b) The definition of the term "Additional  Lender" in Section
1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (c) The second sentence of the definition of the term "Affiliate" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "Notwithstanding  anything to the contrary, for purposes
            of this Agreement and the other Loan Documents, the term "Affiliate" shall also include any Family Member of Jack M. Benun, Mark J. Benun or Isaac Levy and any Person controlled by a Family Member of Jack
            M. Benun, Mark J. Benun or Isaac Levy."

                  (d) The definition of the term "Cash Collateral  Agreement" in
Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (e) The  definition of the term "Change of Control" in Section
1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'Change of Control' means (i) Jack M. Benun shall cease
            to own and control, of record and beneficially, at least 25% of the outstanding Capital Stock of the Parent free and clear of all Liens, provided that the failure of Jack M. Benun to own and control, of record and beneficially, at least 25% of the outstanding Capital Stock of


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            the Parent free and clear of all Liens shall not constitute a Change of Control or a Material Adverse Effect if such failure results from the transfer of such Capital Stock upon his death to his spouse or the beneficiaries of his estate, any trust established for his spouse or the beneficiaries of his estate or Mark J. Benun or Isaac Levy, (ii) Jack M. Benun, Mark J. Benun and Isaac Levy shall cease to own and control in the aggregate, of record and beneficially, at least 51% of the outstanding Capital Stock of the Parent free and clear of all Liens, (iii) the Parent shall cease to own and control, of record and beneficially, all of the outstanding Capital Stock of Happy Kids, TOT Apparel, OP Inc., H.O.T. Kidz, Hawk and J&B, or (iv) Jack M. Benun shall cease to be the President and Chief Executive Officer of the Parent or cease to be involved in the day-to-day operations and management of the business of each Borrower and Corporate Guarantor, provided that the failure of Jack M. Benun to be the President and Chief Operating Officer of the Parent or to be involved in the day-to-day operations and management of the business of each Borrower and Corporate Guarantor as a result of his death, disability or incapacity shall not constitute a Change of Control or a Material Adverse Effect if another Person reasonably acceptable to the Lenders is hired by the Parent and assumes such offices and duties within six (6) months of the date of such death, disability or incapacity."

                  (f) The  definition of the term "Combined  Current  Assets" in
Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (g) The definition of the term "Combined Current Liabilities" in Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (h) The definition of the term "Combined Tangible Net Worth" in Section 1.01 of the Financing Agreement is amended in its entirety to read as follows:

                        "'Consolidated  Tangible Net Worth' means,  with respect
            to the Parent and its Subsidiaries, the excess of (i) the aggregate net book value of the assets (other than patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, permits, goodwill and other intangible assets classified as such in accordance with GAAP) of the Parent and its Subsidiaries after all appropriate adjustments in accordance with GAAP applied on a consistent basis (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization and excluding the amount of any write-up or revaluation of any asset) over (ii) the Consolidated Total Unsubordinated Liabilities of the Parent and its Subsidiaries, in each case computed and consolidated in accordance with GAAP applied on a consistent basis."

                  (i) The definition of the term "Combined Total Unsubordinated Liabilities" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'Consolidated Total Unsubordinated  Liabilities' means,
            with respect to the Parent and its Subsidiaries, all items which, in accordance with GAAP applied on a consistent basis, would properly be included on the liability side of the balance sheet of the Parent and its Subsidiaries (other than capital stock, capital surplus


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            and  retained  earnings),  as of the date on  which  the  amount  of
            Consolidated Total Unsubordinated Liabilities is to be computed and consolidated in accordance with GAAP applied on a consistent basis."

                  (j) The  definition  of the term "Credit  Exposure" in Section
1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'Credit  Exposure' means,  with respect to each Lender,
            the total credit exposure of such Lender (i) on and prior to April 30, 1998, as set forth in Part A of Schedule A hereto, (ii) during the period from May 1, 1998 through December 31, 1998, as set forth in Part B of Schedule A hereto, and (iii) during the period from January 1, 1999 through the Final Maturity Date, as set forth in Part C of Schedule A hereto, in each case as the same may be further adjusted from time to time pursuant to Sections 10.01 or 11.01 hereof."

                  (k) The  definition  of the  term  "Cumulative  Net  Loss"  in
Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'Cumulative  Net Loss' means, at the end of each fiscal
            quarter of the Parent and its Subsidiaries, the cumulative Net Loss for the four (4) consecutive fiscal quarters ending at the end of such fiscal quarter."

                  (l) The definition of the term "Disney" in Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (m) The definition of the term "Disney License  Agreements" in
Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (n) The definition of the term "Guarantors" in Section 1.01 of the Financing Agreement is hereby amended by deleting the words ", the Individual Guarantors."

                  (o) The definition of the term "Guaranty" in Section 1.01 of the Financing Agreement is hereby amended by deleting clause (ii) thereof in its entirety and substituting in lieu thereof "(ii) intentionally omitted, and."

                  (p) The definition of the term "Happy Kids License Agreement" in Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (q) The definition of the term "H.O.T. Kidz" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'H.O.T.  Kidz'  means  H.O.T.  Kids,  Inc.,  a New York
            corporation and the successor by merger to H.O.T. Kidz, L.L.C., a New York limited liability company."

                  (r) The definition of the term "Increased Financing Condition" in Section 1.01 of the Financing Agreement is hereby deleted in its entirety.


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                  (s) The definition of the term "Increased  Financing Effective
Date" in Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (t) The definition of the term "Increased  Interest Amount" in
Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (u) The  definition  of the term  "Individual  Guarantors"  in
Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (v) The  definition of the term "L/C  Subfacility"  in Section
1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'L/C  Subfacility' shall mean that portion of the Total
            Credit Exposure equal to $35,000,000, or such other amount as shall be agreed to in writing by the Agent, the Lenders and the Parent."

                  (w) The definition of the term "License Agreements" in Section
1.01 of the Financing Agreement is hereby amended by deleting the words ", the Disney License Agreements and the Happy Kids License Agreements".

                  (x) The definition of the term "Licensor" in Section 1.01 of the Financing Agreement is hereby amended by deleting the words ", Disney, Spencer's".

                  (y) The  definition  of the term "Loan  Documents"  in Section
1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'Loan  Documents' means this Agreement,  the Notes, the
            Joinder Agreements, the Security Agreements, the Pledge Agreement, the CIT Assignment Agreement, the Guaranties, the Letter of Credit Applications, the Blockage Agreement and all other instruments, documents and agreements executed and delivered pursuant hereto."

                  (z) The definition of the term "Mortgage" in Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (aa) The definition of the term "Net Income (Loss)" in Section
1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'Net  Income  (Loss)'  means,  for any period,  the net
            income (or loss) of a Person and its Subsidiaries after income taxes for such period, but excluding any extraordinary gains, all computed and consolidated in accordance with GAAP applied on a basis consistent with the corresponding prior period."

                  (bb) The definition of the term "O'Boy" in Section 1.01 of the Financing Agreement is hereby deleted in its entirety.


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                  (cc) The  definition  of the term "OP, LLC" in Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (dd) The definition of the term "Prime Rate" in Section 1.01 of the Financing Agreement is hereby amended by deleting the name "Chemical Bank" each time that it appears in such definition and substituting in lieu thereof "The Chase Manhattan Bank."

                  (ee) The  definition of the term  "Security  Agreement(s)"  in
Section 1.01 of the Financing Agreement is hereby amended by deleting the words ", dated the date hereof," and the words "pursuant to Article V hereof."

                  (ff) The definition of the term "Spencer's" in Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (gg) The definition of the term "Subordinated Note" in Section
1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (hh) The definition of the term  "Subordination  Agreement" in
Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

                  (ii) The definition of the term "Termination Anniversary Date" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'Termination Anniversary Date' means March 31, 1999 and
            thereafter March 31 of each succeeding calendar year."

                  (jj) The  definition  of the term "Total  Credit  Exposure" in
Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "'Total Credit Exposure' means (i) on and prior to April
            30, 1998, the sum of the Lenders' Credit Exposures in Part A of Schedule A hereto, (ii) during the period from May 1, 1998 through December 31, 1998, the sum of the Lenders' Credit Exposures in Part B of Schedule A hereto, and (iii) during the period from January 1, 1999 through the Final Maturity Date, the sum of the Lenders' Credit Exposures in Part C of Schedule A hereto, in each case, as the same may be further adjusted from time to time pursuant to Sections 10.01 or 11.01 hereof."

                  (kk) The  definition of the term "Working  Capital" in Section
1.01 of the Financing Agreement is hereby deleted in its entirety.

                  5. New Definitions. The following definitions of the terms "Blockage Agreement", "Fifth Amendment", "IPO", "Joinder Agreements", "OP Inc.", "Parent", "Pledge Agreement" and "S Corp Distribution Notes" are hereby added to
Section 1.01 of the Financing Agreement:

                        "'Blockage  Agreement' means the Blockage Agreement made
            by the Parent, as obligor, and Jack M. Benun, Mark J. Benun and Isaac Levy, as creditors, in


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            favor of the  Agent and the  Lenders,  in the form of Annex X to the
            Fifth Amendment, as the same may be amended or otherwise modified from time to time."

                        "'Fifth  Amendment' means the Fifth Amendment,  dated as
            of March 25, 1998 to the Financing Agreement."

                        "'IPO' has the meaning  specified  therefor in the Fifth
            Amendment."

                        "'Joinder Agreements' has the meaning specified therefor
            in the Fifth Amendment."

                        "'OP Inc.' has the  meaning  specified  therefor  in the
            preamble hereto."

                        "'Parent'  has the  meaning  specified  therefor  in the
            preamble hereto."

                        "'Pledge  Agreement'  means the Pledge Agreement made by
            the Parent in favor of the Agent, substantially in the form of Annex XI to the Fifth Amendment, securing the Obligations, as the same may be amended or otherwise modified from time to time."

                        "'S Corp  Distribution  Notes' has the meaning specified
            therefor in the Fifth Amendment."

            6. Credit Exposure. The second sentence of Section 2.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "Notwithstanding the foregoing,  the aggregate principal
            amount of Loans outstanding at any time to the Borrowers shall not exceed the lower of (i) the difference between (A) the Total Credit Exposure, and (B) the aggregate Letter of Credit Obligations, (ii) the difference between (A) the then current Borrowing Base and (B) the aggregate Letter of Credit Obligations, and (iii) $35,000,000 during the period from January 1, 1998 through April 30, 1998 and $30,000,000 during the period from May 1, 1998 through the Final Maturity Date."

            7. Notes. Section 2.04(a) of the Financing Agreement is hereby amended by deleting the words ", dated the Effective Date,".

            8. Interest. Paragraphs (a) and (b) of Section 2.06 of the Financing Agreement are hereby amended in their entirety to read as follows:

                        "(a)  Loans.   Each  Loan  will  bear  interest  on  the
            principal amount thereof from time to time outstanding from the date of such Loan until such principal amount becomes due at the Prime Rate.


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                        (b) Default  Interest.  Any amount of  principal  of any
            Loan and (to the extent permitted by law) interest and other amounts which are not paid when due, whether upon demand, by acceleration or otherwise, shall bear interest from the day when due until such amount is paid in full at a fluctuating interest rate per annum equal at all times to the Post Default Rate."

            9. Prepayment of Loans. Paragraphs (e) and (f) of Section 2.07 of the Financing Agreement are each hereby amended in their entirety to read as follows:

                        "(e) INTENTIONALLY OMITTED.

                         (f)   INTENTIONALLY OMITTED."

            10. Letter of Credit Fees. Section 3.03(b)(i) of the Financing Agreement is hereby amended by deleting each reference to ".25%" contained in such Section and substituting in lieu thereof ".1875%".

            11. Fees. Section 4.01 of the Financing Agreement is hereby amended by deleting paragraphs (a), (c), (d), (e) and (f) thereof in their entirety and substituting in lieu thereof the following new paragraphs (a), (c), (d), (e) and
(f):

                        "(a) INTENTIONALLY OMITTED."

                        "(c) INTENTIONALLY OMITTED.

                         (d)   INTENTIONALLY OMITTED.

                         (e)   INTENTIONALLY OMITTED.

                         (f)   INTENTIONALLY OMITTED."

            12. Contribution. The following new Section 4.06 is hereby added to the Financing Agreement:

                        "SECTION 4.06.  Contribution.  (a) On any date a payment
            in respect of the Obligations is made, the right of contribution, if any, of each Borrower and Corporate Guarantor (each an "Obligor") against each Contributor shall be determined as provided in the immediately succeeding sentence, with the right of contribution of each Obligor to be revised and restated as of each such date. At any time that a payment (a "Relevant Payment") is made by an Obligor in respect of the Obligations and results in the aggregate payments made by such Obligor in respect of the Obligations to and including the date of such Relevant Payment to exceed such Obligor's Contribution Percentage of the aggregate payments made by all Obligors in respect of the Obligations to and including such date (such excess, the "Aggregate Excess Amount"), each such Obligor shall have a right of contribution against each Contributor who has made payments in respect of the Obligations to and including such date in an aggregate amount less than such Contributor's Contribution Percentage of the aggregate payments made to


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


            and including such date by all Obligors in respect of the Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Obligor and the denominator of which is the sum of the Aggregate Excess Amounts of all Obligors multiplied by (y) the Aggregate Deficit Amount of such Contributor. An Obligor's right of contribution, if any, pursuant to this paragraph shall arise at the time of each computation, subject to adjustment at the time of subsequent computations, provided that such Obligor may not take any action to enforce such right until the Obligations have been paid in full, it being expressly recognized and agreed by all Obligors that any Obligor's right of contribution arising pursuant hereto against any Contributor shall be expressly junior and subordinate to such Contributor's obligations and liabilities in respect of the Obligations. As used in this Section
            4.06 (i) "Contributor" shall mean each Obligor required to make any payment to any other Obligor pursuant to this Section 4.06, (ii) the "Contribution Percentage" of each Obligor shall mean the percentage obtained by dividing (x) the Benefit Amount of such Obligor by (y) the aggregate Benefit Amount of all Obligors and (iii) the "Benefit Amount" of each Obligor shall mean the net value of the benefits to such Obligor from the credit extensions made under the Loan Documents.

                        (b) Each of the  Obligors  recognizes  and agrees  that,
            except for any right of contribution arising pursuant to Section 4.06(a), each Obligor which makes any payment in respect of the Obligations shall have no right of contribution, reimbursement or subrogation against any other Obligor in respect of such payment, any such right of contribution, reimbursement or subrogation arising under law or otherwise being expressly waived by all Obligors.

                        (c) Each of the  Obligors  recognizes  and  acknowledges
            that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection each Obligor has the right to waive its contribution right against any Contributor to the extent that after giving effect to such waiver such Obligor would remain solvent in the determination of the Agent."

            13.  Individual  Guarantors.  The introductory  paragraph to Section
7.01 of the Financing Agreement is hereby amended by deleting the words "each Borrower, each Corporate Guarantor and, where appropriate, each Individual Guarantor" and substituting in lieu thereof "each Borrower and each Corporate Guarantor."

            14.  Reporting  Requirements.   Section  7.01(a)  of  the  Financing
Agreement is hereby amended in its entirety to read as follows:

                        "(a) Reporting Requirements. Furnish to the Lenders:

                                    (i) as soon as  available,  and in any event
                        within 45 days after the end of each of the first and third fiscal quarters in each fiscal year of the Parent, consolidated and consolidating balance sheets, consolidated and consolidating statements of income and retained earnings and consolidated and consolidating statements of cash flow of the Parent and its Subsidiaries as at the end of such quarter; and for the
                        period   commencing  at  the
                        end of the immediately preceding fiscal year and ending with the end of such quarter, setting forth in comparative form the corresponding figures for the corresponding date or period of the immediately preceding fiscal year and setting forth in comparative form the corresponding figures set forth in the most recent financial projections delivered by the Borrowers to the Lenders pursuant to clause (x) of this Section 7.01(a), all in reasonable detail and prepared in accordance with GAAP, duly certified by the chief executive officer of the Parent as (A) fairly presenting the financial condition of the Parent and its Subsidiaries at the end of such quarter and the results of operations of the Parent and its Subsidiaries for such periods (subject to normal year-end audit adjustments), and (B) having been prepared in accordance with GAAP;

                                    (ii) as soon as  available  and in any event
                        within 60 days after the end of the second fiscal quarter of the Parent, consolidated and consolidating balance sheets, consolidated and consolidating statements of income and retained earnings and consolidated and consolidating statements of cash flow of the Parent and its Subsidiaries for such fiscal quarter and for the six-month period ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding six-month period of the previous fiscal year and setting forth in comparative form the corresponding figures set forth in the most recent financial projections delivered by the Borrowers to the Lenders pursuant to clause (x) of this Section 7.01(a), all in reasonable detail and prepared in accordance with GAAP and, in the case of the consolidated financial statements, accompanied by a review report thereon of Grant Thornton, LLP or other independent certified public accountants of recognized standing selected by the Parent and acceptable to the Agent and the Required Lenders, which report shall state that such accountants reviewed such semi-annual financial statements and that based on such review, such accountants are not aware of any material modifications that should be made in such financial statements in order for them to be in conformity with GAAP;

                                    (iii) as soon as available, and in any event
                        within 90 days after the end of each fiscal year of the Parent, consolidated and consolidating balance sheets, consolidated and consolidating statements of income and retained earnings and consolidated and consolidating statements of cash flow of the Parent and its Subsidiaries as at the end of such fiscal year, setting forth in comparative form the corresponding figures for the immediately preceding fiscal year and setting forth in comparative form the corresponding figures set forth in the most recent financial projections delivered by the Borrowers to the Lenders pursuant to clause (x) of this Section 7.01(a), all in reasonable detail and prepared in accordance with GAAP, and, in the case of the consolidated financial statements accompanied by an audit report and with an unqualified opinion of Grant Thornton, LLP or other independent certified public accountants of recognized standing selected by the Parent and satisfactory to the Agent and the Required Lenders, together with a written statement of such accountants (A) to the effect that, in making the examination necessary for their unqualified opinion of such financial statements, they have not obtained any knowledge of the existence of an Event of Default as it relates to Sections 7.01(l)(i) and (ii) and insofar as it relates to accounting matters and (B) if such accountants shall have obtained any knowledge of the existence of such Event of Default described in clause (A) above, describing the nature thereof;

                                    (iv) INTENTIONALLY OMITTED;

                                    (v) INTENTIONALLY OMITTED;

                                    (vi) as soon as  available  and in any event
                        within 30 days of the end of each month, an internally prepared consolidated balance sheet, consolidated statements of income and retained earnings and consolidated statements of cash flow for such month of the Parent and its Subsidiaries and for the period commencing at the end of the immediately preceding fiscal year and ending at the end of such month, setting forth in comparative form the corresponding figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP;

                                    (vii)  simultaneously  with the  delivery of
                        the financial statements required by clauses (i), (ii) and (iii) of this Section 7.01(a), a certificate of the chief executive officer of the Parent, (A) stating that such officer has reviewed the provisions of this Agreement and the other Loan Documents to which the Parent and its Subsidiaries are a party and has made or caused to be made under his supervision a review of the condition and operations of the Parent and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Parent and its Subsidiaries were in compliance with all of the provisions of such Loan Documents at the times such compliance is required by the Loan Documents, and that such review has not disclosed, and such officer has no knowledge of, the existence during such period of an Event of Default or Potential Default or, if an Event of Default or Potential Default existed, describing the nature and period of existence thereof and the action which the Parent and its Subsidiaries propose to take or took with respect thereto, (B) containing a breakdown of the expenses set forth on such financial statements together with any back-up requested by the Agent, and
                        (C) containing a schedule showing the calculations specified in Section 7.01(l) of this Agreement;

                                    (viii)  within 15 days after the end of each
                        month, a schedule, in form and substance reasonably satisfactory to the Agent, current as of the close of business on the last day of such month, certified by the chief executive officer of the Parent (A) of all Accounts Receivable of the Borrowers existing on the last day of such month showing separately those which are more than 30, 60, 90 and 120 days old and a description of all Liens, set-offs, defenses and counterclaims with respect thereto reasonably satisfactory to the Agent and current as of the close of business on the last day of such month together with a reconciliation of such schedule with the schedule delivered to the Lenders pursuant to this clause (A) for the prior month and (B) containing a breakdown of the Borrowers' Inventory on a consolidated basis for all Borrowers and on an individual basis by Borrower, by amount and valued at the lower of cost or market value (which shall include dollar valuation by location and dollar valuation by the season for which the Inventory was manufactured to be sold) and warehouse and production facility location, appropriately completed with information satisfactory to the Agent, incorporating all appropriate month-end adjustments and current as of the close of business on the last day of such month immediately prior to such date;

                                    (ix)  within  15 days  after the end of each
                        month, a schedule, in form and substance satisfactory to the Agent, current as of the close of business on the last day of such month, certified by the chief executive officer of the Parent, containing all Inventory of the Borrowers by style and season, all open orders by style and season and all Inventory of the Borrowers by style and season available to be shipped against such orders;

                                    (x)  financial  projections,  prepared  on a
                        monthly basis on or before November 1 of each calendar year for the succeeding calendar year for the Parent and its Subsidiaries and on or before August 15 of each calendar year for the following "spring season" of the Parent and its Subsidiaries, such financial projections to be reasonable, to be prepared on a reasonable basis and in good faith, and to be based on assumptions believed by the Parent and its Subsidiaries to be reasonable at the time made and from the best information then available to the Parent and its Subsidiaries, provided that, in order to satisfy the requirements of this clause (x), such financial projections must (A) be reasonably acceptable to the Agent and the Lenders and (B) be reviewed by and be acceptable to a financial consultant, acceptable to the Agent and the Lenders, retained by the Borrowers;

                                    (xi)  promptly   after   submission  to  any
                        Government Authority all documents and information furnished to such Government Authority in connection with any investigation of any Borrower or Corporate Guarantor other than inquiries by such Governmental Authority that will not adversely effect in any material respect any Borrower, any Corporate Guarantor, the Collateral or the rights of the Lenders, CIT, the Agent or the L/C Issuer under this Agreement or the other Loan Documents;

                                    (xii) as soon as possible,  and in any event
                        within five days after the occurrence of an Event of Default or Potential Default, or a material adverse change in the condition or operations, financial or otherwise, of the Borrowers, the Corporate Guarantors or any of their respective Subsidiaries, the written statement of the chief executive officer or the chief financial officer of the Parent, setting forth the details of such Event of Default, Potential Default or material adverse change and the action which the Borrowers and the Corporate Guarantors propose to take with respect thereto;

                                    (xiii)  (A) as soon as  possible  and in any
                        event (1) within 30 days after the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliates knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Employee Plan has occurred, (2) within 10 days after the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliates knows or has reason to know that any other Termination Event with respect to any Employee Plan has occurred, and (3) within 10 days after any of the Borrowers, any of the Corporate Guarantors or any of their respective ERISA Affiliates knows or has reason to know that an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the IRC with respect to an Employee Plan, a statement of the chief financial officer of the Parent setting forth the details of such occurrence and the action, if any, which the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliates proposes to take with respect thereto, (B) promptly and in any event within two Business Days after receipt thereof by the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliates from the PBGC, copies of each notice received by the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliates of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan,
                        (C) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, (D) promptly and in any event within five Business Days after receipt thereof by the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliates from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each notice received by the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliates concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA and (E) promptly and in any event within 10 days after any of the Borrowers, any of the Corporate Guarantors or any of their respective ERISA Affiliates sends notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by the Borrowers, the Corporate Guarantors or any of their respective ERISA Affiliates;

                                    (xiv)   promptly   after  the   commencement
                        thereof but in any event not later than five days after service of process with respect thereto on, or the obtaining of knowledge thereof by, the Borrowers or the Corporate Guarantors, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which may materially adversely affect the operations or condition, financial or otherwise, of the Borrowers or the Corporate Guarantors;

                                    (xv) INTENTIONALLY OMITTED;

                                    (xvi) as soon as available  and in any event
                        (A) within 5 days after receipt or delivery thereof, copies of any notices that the Borrowers receive from or send to any Licensor, other than notices that (1) are made in the ordinary course of business, (2) do not involve matters that will result in a material increase in the obligations or liabilities of the Borrowers under any License Agreement and (3) will not adversely effect in any material respect the Borrowers, the Collateral or the rights of the Lenders, CIT, the Agent or the L/C Issuer under this Agreement or the other Loan Agreements, (B) within 5 Business Days after entering into any License Agreement not in effect on the Effective Date, a copy of the License Agreement, and (C) within 5 Business Days prior to the effective date thereof, copies of any amendments, modifications, waivers or other changes to the License Agreements; and

                                    (xvii)  promptly  upon  request,  such other
                        information concerning the condition or operations, financial or otherwise, of the Borrowers or the Corporate Guarantors as the Agent from time to time may reasonably request."

            15. Security Interest. Section 6.01(x) of the Financing Agreement is hereby amended by deleting the words "and the Cash Collateral Agreement."

            16. Financial Covenants. Section 7.01(l) of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "(l) Financial Covenants.

                                    (i)   Tangible    Net   Worth.    Maintained
                        Consolidated Tangible Net Worth (before any LIFO adjustments made for the prior fiscal year in accordance with GAAP) on each date set forth below of at least:


                                                    Minimum Consolidated
                                   Date              Tangible Net Worth
                             ------------------     --------------------

                             March 31, 1998             $20,000,000
                             June 30, 1998              $20,000,000
                             September 30, 1998         $24,000,000
                             December 31, 1998          $25,000,000
                             March 31, 1999             $25,000,000

                                    (ii) Net Loss.  Not incur a  Cumulative  Net
                        Loss (before any LIFO adjustments made for the prior fiscal year in accordance with GAAP) for the Parent and its Subsidiaries at the end of any fiscal quarter of the Parent.

                                    (iii)   Upon   receipt   of  the   financial
                        projections required to be delivered to the Lenders pursuant to Section 7.01(a)(x) for a calendar year, the Parent and the Lenders shall negotiate in good faith to determine minimum Consolidated Tangible Net Worth and Cumulative Net Loss for the Parent and its Subsidiaries for the calendar year covered by such projections."

            17. Miscellaneous Affirmative Covenants. Paragraphs (p), (q), (r) and (s) of Section 7.01 of the Financing Agreement are each hereby amended in their entirety to read as follows:

                        "(p) INTENTIONALLY OMITTED.

                         (q) INTENTIONALLY OMITTED.

                         (r) INTENTIONALLY OMITTED.

                         (s) INTENTIONALLY OMITTED."

            18. Indebtedness. Section 7.02(b) of the Financing Agreement is hereby amended by (i) deleting the word "and" at the end of clause (viii) thereof, (ii) redesignating clause (ix) thereof as clause (x), and (iii) adding the following new clause (ix):

                        "(ix) Indebtedness  evidenced by the S Corp Distribution
            Notes, provided that such Indebtedness is unsecured and subject to the terms of the Blockage Agreement, and"

            18. Guaranties. Section 7.02(c) of the Financing Agreement is hereby amended by (i) deleting the word "and" at the end of clause (ii) thereof, (ii) redesignating clause (iii) thereof as clause (iv), and (iii) adding the following new clause (iii):

                        "(iii)   guaranties   made  in  favor  of  the   Lenders
            guaranteeing the Obligations, and"

            20. Investment. Section 7.02(f) of the Financing Agreement is hereby amended by (i) deleting the words "and" at the end of clause (i) thereof, (ii) redesignating clause (ii) thereof as clause (iii), and (iii) adding the following new clause (ii):

                        "(ii)  investments by the Parent in the other  Borrowers
            and Corporate Guarantors; and"

            21. Dividends. Section 7.02(i)(1) of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "(1)  Declare  or pay any  dividends  or  distributions,
            purchase or otherwise acquire for value any of its Capital Stock now or hereafter outstanding, return any capital to its stockholders as such, or make any other payment or distribution of assets to its stockholders as such, or permit any of its Subsidiaries to do any of the foregoing, provided that any Subsidiaries of the Parent may declare or pay dividends or distributions to the Parent."

            22. Subordinated Debt. Section 7.02(o) of the Financing Agreement is hereby amended in its entirety to read as follows:

                        "(o) Amendment or Waiver of S Corp  Distribution  Notes;
            Prepayment of S Corp Distribution Notes. (i) In the case of the Parent, agree to any amendment or other change to (or make any payment consistent with any amendment or other change to), or waive any of its rights under, the S Corp Distribution Notes or refinance any of the Indebtedness evidenced by the S Corp Distribution Notes without obtaining the prior written consent of the Required Lenders to such amendment, modification, payment, waiver, change or refinancing.

                        (ii) Directly or indirectly, by deposit of monies or otherwise, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any payment on account of any principal of, premium or interest payable in connection with the payment, prepayment, redemption, defeasance or retirement of any Indebtedness evidenced by the S Corp Distribution Notes, provided that (A) the Parent may make payments to the extent permitted by the terms of the Blockage Agreement and (B) Parent may prepay the S Corp Distribution Notes in an aggregate principal amount not to exceed $2,000,000 from the proceeds of the IPO."

            23. Events of Default. Section 10.01(i) of the Financing Agreement is hereby amended by deleting the words ", the Mortgage, the Cash Collateral Agreement,".

            24. Notices. Section 11.02 of the Financing Agreement is hereby amended by (i) deleting the reference to "Happy Kids, Ltd." and substituting in lieu thereof "Happy Kids Inc." and, (ii) deleting the reference to "Fishbach, Hertan & Ives, 919 Third Avenue, New York, New York 10022, Attention: Myron Fishbach, Esq., Telephone: (212) 752-4433, Telecopier: (212) 593-2441" and substituting in lieu thereof "Buchanan Ingersoll, 500 College Road East, Princeton Forrestal Center, Princeton, New Jersey 08540, Attention: David J. Sorin, Telephone: (609) 987-6800, Telecopier: (609) 520-0360".

            25. Administrative Borrower. Section 11.06 of the Financing Agreement is hereby amended by deleting the reference to "Happy Kids" in the heading and the text of such Section and substituting in lieu thereof "the Parent." Each Borrower hereby irrevocably appoints the Parent as the new Administrative Borrower replacing Happy Kids.

            26. Guaranty. (a) Section 12.01 of the Financing Agreement is hereby amended by deleting the proviso at the end thereof.

            (b) Article XII is hereby amended by deleting each reference to "subject to the Limitation" contained in such Article.

            27. Delivery of Notes. Each Lender shall deliver to the Agent, for delivery to and cancellation by the Borrowers, all Notes issued by the Borrowers and held by the Lenders under the Financing Agreement (collectively, the "Old Notes"). The Borrowers shall execute and deliver to the Agent for the account of each Lender the Notes which such Lender is entitled to receive pursuant to
Section 2.04 of the Financing Agreement, in the form of Exhibit A to the Financing Agreement and in the principal amount for each Lender equal to its Pro Rata Share of the Total Credit Exposure, as set forth in Annex I to this Amendment (the "New Notes"). The Agent shall release and deliver the Old Notes to the Borrowers for cancellation and deliver the New Notes to the Lenders.

            28. Schedules. Schedule A, Schedule B, Schedule 6.01(e), Schedule 6.01(f) and Schedule 6.01(y) to the Financing Agreement are each hereby amended by deleting such Schedules in their entirety and substituting in lieu thereof new Schedules, which are attached hereto as Annex I, Annex II, Annex III, Annex IV and Annex V, respectively.

            29. Waiver and Consent. (a) Pursuant to the request of the Borrowers and the Guarantors and in accordance with Section 11.03 of the Financing Agreement, the Lenders and the Agent hereby consent to, and waive any Event of Default that would otherwise arise under Section 10.01 of the Financing Agreement from, any non-compliance by the Borrowers and the Guarantors with the provisions of (i) Section 7.01(d) of the Financing Agreement by reason of the OP Merger Transactions and the H.O.T. Kidz Merger, (ii) Section 7.02(d)(A) of the Financing Agreement by reason of the OP Merger Transactions and the H.O.T. Kidz Merger, (iii) Section 7.02(f) of the Financing Agreement by reason of the Corporate Reorganization, (iv) Section 7.02(i) of the Financing Agreement by reason of the S Corp Distribution and the S Corp Notes Prepayment, and (v)
Section 7.02(m) of the Financing Agreement by reason of the Corporate Reorganization.

            (b) The waivers and consents in this Section 29 shall be effective only in this specific instance and for the specific purposes set forth herein and do not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall remain in full force and effect.

            30. Conditions. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

            (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 6.01 of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Amendment Effective Date shall be correct on and as of the

Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date); and no Potential Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

            (b) Delivery of Documents. The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

                        (i) counterparts of this Amendment, duly executed by the
            Borrowers, the Guarantors and the Lenders;

                        (ii) the New Notes, duly executed by each of HK Children's, Happy Kids Inc., TOT Apparel and OP Inc.;

                        (iii) a Security Agreement,  in the form of Exhibit C to
            the Financing Agreement, duly executed by each of OP Inc. and H.O.T. Kidz, Inc.;

                        (iv) a  Joinder  Agreement,  in the form of Annex XII to
            this Amendment (the "Joinder Agreements"), duly executed by each of OP Inc. and H.O.T. Kidz, Inc.;

                        (v) the Pledge  Agreement,  duly executed by the Parent,
            together with the original stock certificates representing all of the shares of issued and outstanding Capital Stock of the Parent, together with an undated stock power for each such certificate, duly executed in blank by an authorized officer of the Parent;

                        (vi) the Blockage Agreement, duly executed by the Parent, Jack M. Benun, Mark J. Benun and Isaac Levy (together with the documents delivered pursuant to clauses (i), (ii), (iii), (iv) and (v) above collectively, the "Amendment Documents");

                        (vii) appropriate financing statements on Form UCC-1, duly executed by the Parent, HK Children's, OP Inc. and H.O.T. Kidz, Inc. and duly filed in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be created by the Security Agreement to which such Persons are a party;

                        (viii) certified copies of requests for copies of information on Form UCC-11, listing all effective financing statements which name as debtor HK Children's, the Parent, O.P. Kids Acquisition, Inc., OP Inc. and H.O.T. Kidz, Inc., together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Agent, shall cover any of the Collateral, and results of searches for any tax and judgment Liens filed against HK Children's, the Parent, O.P. Kids Acquisition, Inc., OP Inc. and H.O.T. Kidz, Inc. or their property, which results, except as otherwise agreed to in writing by the Agent, shall not show any such Liens;

                        (ix) evidence of the insurance  coverage required by the
            terms of Section 7.01(h) of the Financing Agreement and the other Loan Documents naming the Agent an additional insured or loss payee thereunder as specified by the Agent;

                        (x) a certificate of the chief executive  officer or the
            chief financial officer of the Parent, certifying that attached thereto are complete and correct copies of the OP Merger Agreement, the H.O.T. Kidz Merger Agreement, the Reorganization Agreement, the S Corp Distribution Notes, the registration statement of the Parent filed with the Securities Exchange Commission, the underwriting agreement and the other material agreements executed by the Parent in connection with the IPO, all employment agreements of Jack M. Benun, Mark T. Benun and Isaac Levy with the Parent and all other agreements, instruments and other documents executed and delivered in connection therewith as requested by the Agent;

                        (xi) a letter agreement  executed by HK Children's,  the
            Parent, TOT Apparel and OP Inc. and the Factor in connection with the Factoring Agreements;

                        (xii) a copy of the  resolutions of each Borrower,  each
            Corporate Guarantor, OP Inc. and H.O.T. Kidz, Inc., certified as of the Amendment Effective Date by an authorized officer thereof, authorizing (A) the execution of each Amendment Document to which such Person is a party and the transactions contemplated thereby, and (B) the execution, delivery and performance by each such Person of each Amendment Documents to which such Person is a party, and the performance of the Financing Agreement, as amended;

                        (xiii) a certificate  of an  authorized  officer of each
            Borrower, each Corporate Guarantor, OP Inc. and H.O.T. Kidz, Inc., certifying the names and true signatures of the representatives of such Person authorized to sign each Amendment Document to which such Person is a party and the other documents to be executed and delivered by such Person in connection herewith, together with evidence of the incumbency of such authorized officers;

                        (xiv) a certificate  of the  appropriate  official(s) of
            the state of organization and each state of foreign qualification of each Borrower, each Corporate Guarantor, OP Inc. and H.O.T. Kidz, Inc., dated within 15 days of the Amendment Effective Date, certifying as to the subsistence and good standing of, and the payment of taxes by, such Person in such states;

                        (xv) a true and  complete  copy of the  charter  of each
            Borrower, each Corporate Guarantor, OP Inc. and H.O.T. Kidz, Inc., certified as of a date not more than 30 days prior to the Amendment
            Effective  Date  by  an   appropriate   official
            of the state of organization of each such Person (or in the case of a Borrower or Corporate Guarantor that existed on the effective date of the Financing Agreement, a certificate confirming that such charter has not been amended or otherwise modified since it was delivered to the Agent and the Lenders on the effective date of the Financing Agreement and that the copy thereof previously delivered to the Agent is true, correct and complete as of the Amendment Effective Date);

                        (xvi) a copy of the by-laws of each Borrower, each Corporate Guarantor, OP Inc. and H.O.T. Kidz, Inc., together with all amendments thereto, certified as of the Amendment Effective Date by an authorized officer of each such Person (or in the case of a Borrower or Corporate Guarantor that existed on the effective date of the Financing Agreement, a certificate confirming that such by-laws have not been amended or otherwise modified since it was delivered to the Agent and the Lenders on the effective date of the Financing Agreement and that the copy thereof previously delivered to the Agent is true, correct and complete as of the Amendment Effective Date);

                        (xvii) an opinion of Buchanan Ingersoll,  counsel to the
            Borrowers, the Corporate Guarantors, Op Inc. and H.O.T. Kidz, Inc., as to such matters as the Agent may reasonably request;

                        (xviii) a certificate of the chief executive  officer or
            the chief financial officer of the Parent, certifying as to the matters set forth in subsection (a) of this Section 30;

                        (xix) a copy of each  of the  License  Agreements  as in
            effect on the Amendment Effective Date, certified as a true and correct copy thereof by the chief executive officer or the chief financial officer of the Parent, together with a copy of each such License Agreement; and

                        (xx) such other agreements, instruments, approvals, opinions and other documents as the Agent may reasonably request.

            (c) Proceedings. All proceedings in connection with the transactions contemplated by each Amendment Document, and all documents incidental thereto, shall be satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such special counsel may reasonably request.

            (d) Consummation of the Transactions. (i) The Name Changes, the OP Merger Transactions, the H.O.T. Kidz Merger, the Corporate Reorganization and the S Corp Distribution shall have occurred on terms and conditions satisfactory to the Lenders, (ii) the Parent shall have consummated the IPO on terms and conditions satisfactory to the Lenders, provided that, the terms and conditions of the IPO shall be satisfactory to the Lenders if such terms and conditions are substantially as set forth in Amendment No. 2 to the Happy Kids Inc. Form S-1, Registration

Statement (Registration No. 333-44267) as filed with the Securities and Exchange Commission on March 6, 1998 and if the price per share of the common stock offered in the IPO results in proceeds to the Parent sufficient to make the payment required by clause (iii) below, (iii) the Borrowers shall have repaid the Loans with the proceeds of the IPO in a principal amount of not less than fifteen million eight hundred thousand dollars ($15,800,000) and (iv) the Parent shall have prepaid the S Corp Distribution Notes in an aggregate principal amount of $2,000,000.

            (e) Restructuring Fee. The Borrowers shall have paid the Agent for the account of the Lenders in accordance with the Lenders' respective Pro Rata
Shares (or the Agent may charge the Loan Account pursuant to Section 4.02) a restructuring fee of $300,000, which fee shall be earned in full on the date of such payment.

            31. Representations and Warranties. Each of the Borrowers and the Corporate Guarantors represents and warrants as follows:

            (a) Each Borrower and Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform the Amendment Documents to which it is a party, and to perform the Financing Agreement, as amended hereby.

            (b) The execution, delivery and performance by it of each Amendment Document to which it is a party and the performance by it of the Financing Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under its articles of organization, by-laws or any applicable law or any contractual restriction binding or otherwise affecting it or any of its properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien upon or with respect to its property.

            (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with (i) the due execution, delivery and performance by it of each Amendment Document to which it is a party and (ii) the performance by it of each Amendment Document to which it is a party and the Financing Agreement, as amended hereby.

            (d) Each Amendment Document and the Financing Agreement, as amended hereby, is a legal, valid and binding obligation of each Borrower and Corporate Guarantor that is a party thereto enforceable against each such Person in accordance with the terms thereof.

            (e) The representations and warranties contained in Article VI of the Financing Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Event of Default or Potential Default has occurred and is continuing on and as of the Amendment Effective Date or will result from this Amendment becoming effective in accordance with its terms.

            32. Release. Effective on the Amendment Effective Date, the Agent and the Lenders agree to (i) release Jack M. Benun, Mark J. Benun and Isaac Levy from all of their obligations as Individual Guarantors under the Financing Agreement, (ii) release and return to Jack M. Benun all cash collateral pledged to the Agent and the Lenders pursuant to the Cash Collateral Agreement and release Jack M. Benun from all of his obligations under the Cash Collateral Agreement, (iii) release Jack M. Benun, Mark J. Benun, Isaac Levy and Francine Benun from all of their obligations under the Assignment of Tax Refunds made by each such Person in favor of the Agent and the Lenders, (iv) release Jack M. Benun and Francine Benun from all of their obligations under the Mortgage, (v) release Jack M. Benun and Francine Benun from all of their obligations under the Guaranty of Payment related to the Mortgage and (vi) execute and deliver to each of the foregoing Persons all documents necessary to effect such releases, including, without limitation, UCC-3 termination statements and a satisfaction of mortgage.

            33. Continued Effectiveness of the Financing Agreement. Each of the Borrowers and the Corporate Guarantors hereby confirms and agrees that, except as otherwise provided in Section 32 (i) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) to the extent any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a Lien on any collateral as security for the Obligations of the Borrowers or the Guarantors from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the Lien is hereby ratified and confirmed in all respects.

            34. Miscellaneous. (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

            (b)  Section  and  paragraph   headings   herein  are  included  for
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

            (d) The Borrowers will pay on demand all reasonable fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other Amendment Documents, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    BORROWERS
                                    ---------

                                    HAPPY KIDS CHILDREN'S APPAREL LTD.,
                                    formerly known as Happy Kids, Ltd.


                                    By:/s/ Jack M. Benun
                                       ---------------------------------
                                         Title: President
                                         Name:  Jack M. Benun


                                    HAPPY  KIDS  INC.,
                                    formerly  known as O'Boy Inc.


                                    By:/s/ Jack M. Benun
                                       ---------------------------------
                                         Title: President
                                         Name:  Jack M. Benun


                                    TALK OF THE TOWN APPAREL CORP.


                                    By:/s/ Jack M. Benun
                                       ---------------------------------
                                         Title: President
                                         Name:  Jack M. Benun


                                    O.P. KIDS, L.L.C.


                                    By:/s/ Jack M. Benun
                                       ---------------------------------
                                         Title: President
                                         Name:  Jack M. Benun


                                    GUARANTORS

                                    H.O.T. KIDZ, L.L.C.

                                    By:/s/ Jack M. Benun
                                       ---------------------------------
                                         Title: President
                                         Name:  Jack M. Benun

                                    HAWK INDUSTRIES, INC.


                                    By:/s/ Jack M. Benun
                                       ---------------------------------
                                         Title: President
                                         Name:  Jack M. Benun


                                    J&B 18 CORP.


                                    By:/s/ Jack M. Benun
                                       ---------------------------------
                                         Title: President
                                         Name:  Jack M. Benun


                                    /s/ Jack M. Benun
                                    ------------------------------------
                                    JACK M. BENUN


                                    /s/ Mark J. Benun
                                    ------------------------------------
                                    MARK J. BENUN


                                    /s/ Isaac Levy
                                    ------------------------------------
                                    ISAAC LEVY


                                    AGENT AND LENDER
                                    ----------------

                                    THE CIT GROUP/COMMERCIAL SERVICES, INC.


                                    By:/s/ Deborah Rogut
                                       ---------------------------------
                                         Title: Vice President
                                         Name:  Deborah Rogut


                                    LENDERS
                                    -------

                                    THE CHASE MANHATTAN BANK


                                    By:/s/ Randolph Cates
                                       ---------------------------------
                                         Title: Vice President
                                         Name:  Randolph Cates

                                    ISRAEL DISCOUNT BANK OF NEW YORK

                                    By:/s/ Gary Harkins
                                       ---------------------------------
                                         Title: Vice President
                                         Name:  Gary Harkins


                                    By:/s/ Ronald Bongiovanni
                                       ---------------------------------
                                         Title: Vice President
                                         Name:  Ronald Bongiovanni


                                    REPUBLIC NATIONAL BANK OF NEW YORK


                                    By:/s/ David Mehani
                                       ---------------------------------
                                         Title: First Vice President
                                         Name:  David Mehani

                                     ANNEX I

                                   SCHEDULE A
                                   ----------


PART A: From January 1, 1998 through April 30, 1998.
-------


Lender                                           Exposure            Percentage
------                                           --------            ----------

The CIT Group/Commercial Services, Inc.        $ 14,518,700            29.63%

The Chase Manhattan Bank                       $ 20,153,700            41.13%

Israel Discount Bank of New York               $  6,507,200            13.28%

Republic National Bank of New York             $  7,820,400            15.96%
                                               ------------           -------
                                               $ 49,000,000           100.00%


PART B: From May 1, 1998 through December 31, 1998.
-------


Lender                                           Exposure            Percentage
------                                           --------            ----------

The CIT Group/Commercial Services, Inc.        $ 12,444,600            29.63%

The Chase Manhattan Bank                       $ 17,274,600            41.13%

Israel Discount Bank of New York               $  5,577,600            13.28%

Republic National Bank of New York             $  6,703,200            15.96%
                                               ------------           -------
                                               $ 42,000,00            100.00%


PART C: From January 1, 1999 through the Final Maturity Date.
-------


Lender                                           Exposure            Percentage
------                                           --------            ----------

The CIT Group/Commercial Services, Inc.        $ 13,927,700            29.63%

The Chase Manhattan Bank                       $ 19,331,300            41.13%

Israel Discount Bank of New York               $  6,241,000            13.28%

Republic National Bank of New York             $  7,500,000            15.96%
                                               ------------           -------
                                               $ 47,000,000           100.00%

                                     ANNEX V

                                   SCHEDULE B
                                   ----------

                                   Guarantors
                                   ----------


H.O.T. Kidz, Inc., a New York corporation and successor in interest to H.O.T. Kidz, L.L.C.


Hawk Industries, Inc., a New Jersey corporation


J & B 18 Corp., a New York corporation